                                POWER OF ATTORNEY
                   For Executing Form ID and Forms 3, 4 and 5

  Know all by these presents, that the undersigned hereby constitutes and appoints each of Jacqueline Studer, Lily J. Lu, Beth P. Hanson, or any of them signing singly, and with full power of substitution, the undersigned's true and lawful attorney-in-fact to:

           (1)     prepare, execute in the undersigned's name and on the
                   undersigned's behalf, and submit to the U.S. Securities and
                   Exchange Commission (the "SEC") a Form ID, including
                   amendments thereto, and any other documents necessary or
                   appropriate to obtain codes and passwords enabling the
                   undersigned to make electronic filings with the SEC of
                   reports required by Section 16(a) of the Securities Exchange
                   Act of 1934 or any rule or regulation of the SEC;

           (2)     execute for and on behalf of the undersigned, in the
                   undersigned's capacity as an officer of IDEXX Laboratories,
                   Inc. (the "Company"), Forms 3, 4, and 5 in accordance with
                   Section 16(a) of the Securities Exchange Act of 1934 and the
                   rules thereunder;

           (3)     do and perform any and all acts for and on behalf of the
                   undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, or 5, complete and execute any amendment or amendments thereto, and timely file such
                   form with the SEC and any stock exchange or similar
                   authority; and

           (4)     take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such
                   attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being
                   understood that the documents executed by such
                   attorney-in-fact on behalf of the undersigned pursuant to
                   this Power of Attorney shall be in such form and shall
                   contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

  The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities
  Exchange Act of 1934.

  This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the
  Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

  IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 13 day of October, 2014.

                                       /s/ M. Anne Szostak
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                                       Signature

                                       M. Anne Szostak
                                       -----------------------------------------
                                       Printed Name